EXHIBIT 23.1




            Consent of Independent Public Accountants


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-KSB/A, into the Company's previously filed Registration Statements File Nos.
33-72516, 333-80151, 333-48087, 333-46646.


                                  /s/Trochiano & Daszkowski LLP
                                  -----------------------------
                                  Trochiano & Daszkowski LLP

Staten Island, New York
February 4, 2003